UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 28, 2004


                     INTERNATIONAL CARD ESTABLISHMENT, INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                     000-33129               95-4581903
____________________________          ____________       ______________________
(State or Other Jurisdiction          (Commission        (IRS Employer
       of Incorporation)              File Number)       Identification Number)


            300 Esplanade Drive, Suite 1950, Oxnard, California 93030
            _________________________________________________________
                    (Address of Principal Executive Offices)


         Registrant's telephone number, including area code 800-400-0206

ITEM 5. OTHER EVENTS.

International Card Establishment, Inc. ("ICRD" or the "Company") and several accredited institutional investors (collectively, the "Investors") entered into a Subscription Agreement whereby the Investors agreed to purchase an aggregate of 4,415,076 shares of common stock at $0.63 per share for an aggregate purchase price of $2,781,500.. In addition, the Investors received (i) one Class A Warrant exercisable at $0.69 per share for each two shares purchased; and (ii) one Class B Warrant exercisable at $1.00 per share for each share purchased.

In connection with Subscription Agreement, ICRD and the Investors also entered into a Registration Rights Agreement dated as of May 28, 2004. ICRD is obligated to file a registration statement covering the above-referenced common stock and shares underlying the warrants within 30 days of funding and have it declared effective within 90 days after the filing date.

In addition, ICRD paid J.P. Turner & Company, L.L.C., as placement agent, a cash fee of 5% of the purchase price and issued 15 placement agent warrants for each 100 shares issued. The placement agent warrants are exercisable at $0.63 per share and expire in five years.

ICRD also paid AKW Consultants a cash finder's fee of 5% of the purchase price and issued 1 finder's warrant for each 10 shares issued. The finder's warrants are exercisable at $0.63 per shares and expire in five years.

The issuance of the shares and the warrants was exempt from registration requirements of the Securities Act of 1933 pursuant to Section 4(2) of such Securities Act and Regulation D promulgated thereunder based upon the representations of each of the Investors that it was an "accredited investor" (as defined under Rule 501 of Regulation D) and that it was purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general advertisement conducted in connection with the sale of the securities.

The foregoing is not intended to be a full and complete description of the transaction. Terms of the transaction are more fully described in the copies of the Subscription Agreement, the forms of Stock Purchase Warrants, and the Registration Rights Agreement attached as exhibits to this Form 8-K.

The Company issued a press release on June 1, 2004 announcing the transactions described above which is also attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.


Exhibit
Number        Description

10.1 Subscription Agreement dated as of May 28, 2004 by and among ICRD and the investors identified on the signature pages thereto.

10.2 Registration Rights Agreement dated as of May 28, 2004 by and among ICRD and certain initial investors identified on the signature pages thereto.

10.3 Form of Class A Common Stock Purchase Warrant dated as of May 28, 2004

10.4 Form of Class B Common Stock Purchase Warrant dated as of May 28, 2004

10.5 Form of Placement Agent Common Stock Purchase Warrant dated as of May 28, 2004

10.6 Form of Finder Common Stock Purchase Warrant dated as of May 28, 2004

10.6          Escrow Agreement dated as of May 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     INTERNATIONAL CARD ESTABLISHMENT, INC.




DATE:    June 9, 2004          BY: /s/ WILLIAM LOPSHIRE
                                       ________________________
                                       William Lopshire
                                       Chief Executive Officer